                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints EDWARD F. BACON, DON W. CUMMINGS, KYLE L. JENNINGS and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                                FILE NOS.
--------------------------------------------------------------------------------
FS VARIABLE SEPARATE ACCOUNT                   333-178854 / 811-08810
                                               333-178859 / 811-08810
                                               333-178857 / 811-08810
                                               333-178853 / 811-08810
                                               333-178855 / 811-08810
                                               333-178850 / 811-08810
                                               333-178846 / 811-08810
                                               333-178847 / 811-08810
                                               333-178852 / 811-08810
                                               333-178844 / 811-08810
                                               333-178845 / 811-08810
                                               333-178841 / 811-08810
                                               333-178842 / 811-08810
                                               333-178843 / 811-08810
                                               333-178848 / 811-08810
                                               333-178849 / 811-08810
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT ONE                333-178861 / 811-06313
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT TWO                333-178863 / 811-08624
--------------------------------------------------------------------------------
FS VARIABLE ANNUITY ACCOUNT FIVE               333-178860 / 811-08369
                                               333-178858 / 811-08369
                                               333-178862 / 811-08369
                                               333-178856 / 811-08369
                                               333-147681 / 811-08369
--------------------------------------------------------------------------------
SEPARATE ACCOUNT USL A                         333-171496 / 811-04865
--------------------------------------------------------------------------------
SEPARATE ACCOUNT USL B                         333-171493 / 811-04865-01
--------------------------------------------------------------------------------



/s/ MARY JANE B. FORTIN                  Director and           April 27, 2012
------------------------------       Divisional President
MARY JANE B. FORTIN

/s/ JANA W. GREER                    Divisional President       April 27, 2012
------------------------------
JANA W. GREER

/s/ BRUCE R. ABRAMS                      Director and           April 27, 2012
------------------------------       Divisional President
BRUCE R. ABRAMS

/s/ MICHAEL J. AKERS                       Director             April 27, 2012
------------------------------
MICHAEL J. AKERS

/s/ WILLIAM J. CARR                        Director             April 27, 2012
------------------------------
WILLIAM J. CARR

/s/ WILLIAM J. KANE                        Director             April 27, 2012
------------------------------
WILLIAM J. KANE

/s/ H. THOMAS MC MEEKIN                    Director             April 27, 2012
------------------------------
H. THOMAS Mc MEEKIN

/s/ SCOTT H. RICHLAND                      Director             April 27, 2012
------------------------------
SCOTT H. RICHLAND

/s/ R. LAWRENCE ROTH                       Director             April 27, 2012
------------------------------
R. LAWRENCE ROTH

/s/ DON W. CUMMINGS               Senior Vice President and     April 27, 2012
------------------------------            Controller
DON W. CUMMINGS